ANNUAL REPORT



STATE FARM GROWTH FUND, INC.

ONE STATE FARM PLAZA - BLOOMINGTON, ILLINOIS 61710

For Account Information and Shareowner
Services:(309) 766-2029

For Price Information ONLY:
1-800/447-0740






                                                       November 30, 1996






This report is not to be distributed unless preceded or accompanied by a prospectus.

                      STATE FARM GROWTH FUND, INC.


Dear Shareowner:

   Another good year has passed for owners of common stocks and investors in the Growth Fund. Your Fund produced a total return of 20.1% over its past fiscal year, while the S&P 500, which tends to be the most widely followed of the broadly based stock market indices, yielded 27.9%. We again observe that returns earned by common stocks over the last two years are very satisfying but are not sustainable over long periods of time.
   The following graph compares a $10,000 investment in the Growth Fund over the last ten years to a theoretical investment of the same amount in the S&P 500 Index:

                    COMPARISON OF CHANGE IN VALUE OF
                    $10,000 INVESTMENT FOR THE YEARS
                           ENDED NOVEMBER 30

                     Fund's Avg Annual Total Return
                     1 YEAR      5 YEAR     10 YEAR
                     20.09%      13.89%      14.57%

                     GROWTH
                      FUND                 S&P 500*
---------------------------------------------------
1986                 $10,000               $10,000
1987                   9,806                 9,541
1988                  11,517                11,755
1989                  15,031                15,373
1990                  15,674                14,830
1991                  20,343                17,851
1992                  23,493                21,140
1993                  23,340                23,271
1994                  24,277                23,521
1995                  32,452                32,202
1996                  38,971                41,172

Past performance is not predictive of future performance.

* The S&P 500 Index is a capitalization - weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and traded in the Over-The-Counter Market.

   The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses.

   The investment portfolio of the Fund has more or less been carried upward in value by the same factors which have pulled general common stock prices higher over the course of the year. These factors include a reasonably healthy domestic economy, numerous corporate mergers, good growth in corporate profits and strong demand for common stocks generated by record flows of monies into equity mutual funds. Towards the end of the year, common stock prices sprinted ahead as a positive spin was put on election results and market interest rates declined.
   The shares of companies generally classified in the financial, computer, pharmaceutical, consumer product, energy and telecommunication supplier sectors tended to perform most strongly over the past twelve months. The stocks of telephone, utility, metals and construction companies did not do as well.
   The general composition of the Fund's portfolio was changed somewhat over the last twelve months. A discussion of alterations which we consider most significant follows. Early in the year, the Fund received approximately equal amounts of cash and Disney stock when Capital Cities/ABC was merged into Disney, and the cash was redeployed in the shares of companies which we feel are quite sensitive to general global economic growth. In a move to make the portfolio more diversified, all or portions of nine holdings were sold later in the year with proceeds from the sales used to establish new investment positions in shares of 23 different companies. Some of the sales involved companies that are not meeting our expectations, while in other instances holdings were reduced as we reacted to high market valuations placed on the stocks or to portfolio weightings which had grown to uncomfortable levels. Additions to the portfolio include stocks of companies which we feel are growing satisfactorily and have prospects for earning good long-term returns.
   The general mood of investors is quite upbeat at the moment. We must admit that we are bothered by the rapid rise of stock prices after some market difficulties in the middle of the year. Again, investors have seen reinforcement of the belief that any indigestion in the market merely presents an opportunity to pour money into stocks. Times like these remind us that market dynamics change over time, but the basic human characteristics of greed and fear, which tend to drive securities markets to extremes in both directions, are timeless. Investor perceptions will ultimately change, we just don't know when or what will cause the change.
   As always we encourage you to view your investment in the Fund as a truly long term commitment. Its assets are invested in good quality securities which over time should provide you with satisfactory investment results.
   The directors have declared a capital gain distribution of $2.305 per Growth Fund share which will be paid on December 31, 1996. A semi-annual income dividend of $.290 per share will also be paid on December 31, 1996. Both will be used to purchase additional shares for your account unless you have elected to receive payments directly by check.


Sincerely,



Paul N. Eckley                         Kurt G. Moser
Vice President                         Vice President

December 17, 1996

                     REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareowners
State Farm Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of State Farm Growth Fund, Inc. as of November 30, 1996, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Farm Growth Fund, Inc. at November 30, 1996, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1987, in conformity with generally accepted accounting principles.


                                                      ERNST & YOUNG LLP


Chicago, Illinois
December 13, 1996

                      STATE FARM GROWTH FUND, INC.
                        PORTFOLIO OF INVESTMENTS
                           November 30, 1996


SHARES                                                               VALUE
                         COMMON STOCKS (93.6%)

                 AGRICULTURE & FOOD (9.0%):
2,724,715        Archer-Daniels-Midland Company                  $ 59,943,730
   46,000        Campbell Soup Company                              3,800,750
  320,000        The Coca-Cola Company                             16,360,000
  465,000        Kellogg Company                                   31,561,875
   97,000        Pioneer Hi-Bred International, Inc.                6,765,750
  104,000        Sara Lee Corporation                               4,082,000
                                                                 ------------
                                                                  122,514,105
                 BANKS (11.4%):
  382,537        Bancorp Hawaii, Inc.                              16,688,177
1,058,058        Banponce Corporation                              34,386,885
   74,000        J.P. Morgan & Co. Incorporated                     6,983,750
  349,850        National Commerce Bancorporation                  12,769,525
  490,000        Norwest Corporation                               22,907,500
  810,000        Wachovia Corporation                              48,600,000
   48,200        Wells Fargo & Company                             13,718,925
                                                                 ------------
                                                                  156,054,762
                 CHEMICALS (8.8%):
  415,000        Air Products and Chemicals, Inc.                  28,842,500
   81,000        The Dow Chemical Company                           6,783,750
  364,300        Great Lakes Chemical Corporation                  19,535,587
  561,000        International Flavors & Fragrances Inc.           25,525,500
  630,600        Sigma-Aldrich Corporation                         39,412,500
                                                                 ------------
                                                                  120,099,837
                 COMPUTERS AND SOFTWARE (7.7%):
1,437,000        Hewlett-Packard Company                           77,418,375
  124,100        International Business Machines Corporation       19,778,438
   47,000    (a) Microsoft Corporation                              7,373,125
                                                                 ------------
                                                                  104,569,938
                 CONSUMERS AND MARKETING (5.4%):
  719,600        Hon Industries Inc.                               22,307,600
  177,728        Jostens, Inc.                                      3,776,720
  173,200        Minnesota Mining and Manufacturing Company        14,505,500
  589,000        Rubbermaid Incorporated                           14,136,000
  250,000        The Gillette Company                              18,437,500
                                                                 ------------
                                                                   73,163,320
                 ELECTRONIC MANUFACTURING (2.3%):
   68,000        AMP Incorporated                                   2,601,000
  140,100        General Electric Company                          14,570,400
  111,000        Intel Corporation                                 14,083,125
                                                                 ------------
                                                                   31,254,525

                 HEALTH CARE (15.5%):
  820,000        Ballard Medical Products                          15,375,000
1,550,000        Biomet, Inc.                                      25,575,000
1,240,800        Johnson & Johnson                                 65,917,500
  473,600        Eli Lilly and Company                             36,230,400
  166,000        Medaphis Corporation                               1,722,250
   20,000        Medtronic, Inc.                                    1,322,500
  182,000        Merck & Co., Inc.                                 15,106,000
  480,000        Pfizer Inc.                                       43,020,000
   89,794        Rhone-Poulenc Rorer Inc.                           6,678,429
                                                                 ------------
                                                                  210,947,079

                      STATE FARM GROWTH FUND, INC.
                        PORTFOLIO OF INVESTMENTS
                           November 30, 1996


SHARES                                                               VALUE
                MEDIA (6.0%):
873,180         The Walt Disney Company                          $ 64,397,025
153,500         Reuters Holdings PLC (ADR)                         11,147,937
360,181     (a) Scandinavian Broadcasting System SA                 6,258,145
                                                                 ------------
                                                                   81,803,107
                MINING AND METALS (1.7%):
195,000         Nucor Corporation                                  10,603,125
185,000         The RTZ Corporation PLC (ADR)                      12,510,625
                                                                 ------------
                                                                   23,113,750
                NON-ELECTRIC MANUFACTURING (1.3%):
185,000         Caterpillar Inc.                                   14,638,125
 35,000         Illinois Tool Works Inc.                            3,001,250
                                                                 ------------
                                                                   17,639,375
                OIL AND GAS (8.3%):
122,000         Amoco Corporation                                   9,470,250
440,400     (a) Barrett Resources Corporation                      17,946,300
530,000         Chevron Corporation                                35,510,000
290,000         Exxon Corporation                                  27,441,250
237,100         Pennzoil Company                                   13,336,875
 59,000         Royal Dutch Petroleum Company (ADR)                10,022,625
                                                                 ------------
                                                                  113,727,300
                RETAILING (.3%):
169,000         Wal-Mart Stores, Inc.                               4,309,500

                TELECOMMUNICATIONS & EQUIPMENT(9.7%):
450,000     (a) ADC Telecommunications, Inc.                       16,312,500
400,000         AT&T Corp.                                         15,700,000
 86,000     (a) Airtouch Communications, Inc.                       2,203,750
116,000         Ameritech Corporation                               6,829,500
290,200         Deutsche Telekom (ADR)                              6,203,025
246,000         LM Ericsson Telephone Company (ADR)                 7,595,250
129,633         Lucent Technologies Inc.                            6,643,691
823,000         MCI Communications Corporation                     25,101,500
264,000         Motorola, Inc.                                     14,619,000
596,100         SBC Communications Inc.                            31,369,762
                                                                 ------------
                                                                  132,577,978
                UTILITIES - ELECTRIC (1.9%):
248,000         Central and South West Corporation                  6,634,000
132,000         Duke Power Company                                  6,121,500
305,000         Pacificorp                                          6,405,000
288,000         Southern Company                                    6,408,000
                                                                 ------------
                                                                   25,568,500

                      STATE FARM GROWTH FUND, INC.
                        PORTFOLIO OF INVESTMENTS
                           November 30, 1996


SHARES OR
PRINCIPAL
 AMOUNT                                                                           VALUE
                  MISCELLANEOUS (4.3%):
    428,200       Corning Incorporated                                       $   17,342,100
    337,500   (a) Osmonics, Inc.                                                  7,171,875
    425,000       Pall Corporation                                               11,103,125
    346,400       Vulcan Materials Company                                       21,563,400
     81,250       Other                                                           1,482,813
                                                                             --------------
                                                                                 58,663,313
                                                                             --------------
                    Total common stocks (cost: $582,264,846)                  1,276,006,389

                             SHORT-TERM INVESTMENTS (6.3%)
$30,000,000       U.S. Treasury bills, 5.005% to 5.155% effective yield,
                    due 12-1996 to 2-1997                                        29,823,300
  6,515,000       Ford Motor Credit Co., 5.40%, 12-3-1996                         6,517,933
 19,545,000       General Electric Capital Corp., 5.25%, 12-3-1996               19,576,404
  1,470,000       General Motors Acceptance Corp., 5.30%, 12-3-1996               1,471,083
    330,000       General Motors Acceptance Corp., 5.28%, 12-3-1996                 330,485
 27,805,000       General Motors Acceptance Corp., 5.31%, 12-10-1996             27,821,414
                                                                             --------------
                    Total short-term investments (cost: $85,529,481)             85,540,619
                                                                             --------------
                  TOTAL INVESTMENTS (99.9%)(cost: $667,794,327)               1,361,547,008
                  CASH AND OTHER ASSETS, LESS
                    LIABILITIES (.1%)                                             1,362,246
                                                                             --------------
                  NET ASSETS (100.0%)                                        $1,362,909,254
                                                                             ==============

Notes: (a)  Non-income producing security.
       (b) At November 30, 1996, net unrealized appreciation of $693,752,681 consisted of gross unrealized appreciation of $697,539,352 and gross unrealized depreciation of $3,786,671 based on cost of $667,794,327 for federal income tax purposes.



            See accompanying notes to financial statements.

                      STATE FARM GROWTH FUND, INC.
                  STATEMENT OF ASSETS AND LIABILITIES
                           November 30, 1996

                                 ASSETS

Investments, at value (cost: $667,794,327)                                           $1,361,547,008
Cash                                                                                      1,245,069
Receivable for:
  Dividends                                                         $2,830,970
  Securities sold                                                      228,726
  Shares of the Fund sold                                              103,035
  Sundry                                                                 8,859            3,171,590
                                                                    ----------
Prepaid expenses                                                                             47,586
                                                                                     --------------
    Total assets                                                                      1,366,011,253

                       LIABILITIES AND NET ASSETS

Payable for:
  Shares of the Fund redeemed                                        2,657,982
  Other accounts payable (including $406,313 to Manager)               444,017
                                                                    ----------
    Total liabilities                                                                     3,101,999
                                                                                     --------------
Net assets applicable to 39,451,935 shares outstanding of
  $.50 par value common stock (100,000,000 shares
  authorized)                                                                        $1,362,909,254
                                                                                     ==============


Net asset value, offering price and redemption price per share                       $        34.55
                                                                                     ==============


                         ANALYSIS OF NET ASSETS

Excess of amounts received from sales of shares over amounts
  paid on redemptions of shares on account of capital                                $  562,315,130
Undistributed net realized gain on sales of investments                                  90,788,938
Net unrealized appreciation of investments                                              693,752,681
Undistributed net investment income                                                      16,052,505
                                                                                     --------------
Net assets applicable to shares outstanding                                          $1,362,909,254
                                                                                     ==============



            See accompanying notes to financial statements.

                      STATE FARM GROWTH FUND, INC.
                        STATEMENT OF OPERATIONS

                                                          YEAR ENDED NOVEMBER 30,
                                                           1996            1995

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of
    $83,607 in 1996 and $104,425 in 1995)              $ 18,232,750    $ 15,895,757
  Interest                                                5,377,917       3,218,409
                                                       ----------------------------
    Total investment income                              23,610,667      19,114,166

EXPENSES:
  Investment advisory and management fee                  1,325,421       1,068,973
  Professional fees                                          35,869          39,104
  ICI dues                                                   41,711          39,917
  Registration fees                                          30,249          17,758
  Fidelity bond expense                                       7,951           7,334
  Directors' fees                                             9,000           6,600
  Reports to shareowners                                     21,876          47,298
  Franchise taxes                                            10,078           9,876
  Custodian fees                                             32,062          35,212
  Other                                                       1,933             276
                                                       ----------------------------
    Total expenses                                        1,516,150       1,272,348
    Less: custodian fees paid indirectly                     31,713          35,064
                                                       ----------------------------
    Net expenses                                          1,484,437       1,237,284
                                                       ----------------------------
Net investment income                                    22,126,230      17,876,882

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on sales of investments              90,788,938       6,015,663
  Change in net unrealized appreciation                 111,162,700     238,933,861
                                                       ----------------------------
Net realized and unrealized gain on investments         201,951,638     244,949,524
                                                       ----------------------------

Net change in net assets resulting from operations     $224,077,868     262,826,406
                                                       ============================



            See accompanying notes to financial statements.

                      STATE FARM GROWTH FUND, INC.
                   STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED NOVEMBER 30,
                                                         1996               1995
From operations:
  Net investment income                             $   22,126,230         17,876,882
  Net realized gain on sales of investments             90,788,938          6,015,663
  Change in net unrealized appreciation                111,162,700        238,933,861
                                                    ----------------------------------
  Net change in net assets resulting
    from operations                                    224,077,868        262,826,406

Undistributed net investment income included in
  price of shares issued and redeemed                      718,903            407,527

Distributions to shareowners from:
  Net investment income (per share $.53 in 1996 and
    $.52 in 1995)                                      (18,174,400)       (18,125,076)
  Net realized gain (per share $.12 in 1996 and
    $.175 in 1995)                                      (6,015,663)        (5,860,346)
                                                    ----------------------------------
  Total distributions to shareowners                   (24,190,063)       (23,985,422)

From Fund share transactions:
  Proceeds from shares sold                            177,516,771        110,543,974
  Reinvestment of ordinary income dividends
    and capital gain distributions                      23,554,851         23,301,462
                                                    ----------------------------------
                                                       201,071,622        133,845,436
  Less payments for shares redeemed                    107,416,790         76,138,727
                                                    ----------------------------------
  Net increase in net assets from Fund share
    transactions                                        93,654,832         57,706,709
                                                    ----------------------------------
Total increase in net assets                           294,261,540        296,955,220
Net assets:
  Beginning of year                                  1,068,647,714        771,692,494
                                                    ----------------------------------
  End of year (including undistributed net
    investment income of $16,052,505 in 1996
    and $11,381,772 in 1995)                        $1,362,909,254      1,068,647,714
                                                    ==================================




            See accompanying notes to financial statements.

                      STATE FARM GROWTH FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES
   SECURITY VALUATION -- Investments are stated at value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the mean of the last bid and asked quotations. Other stocks traded over-the-counter are valued at the mean of the last bid and asked prices. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued on an amortized cost basis. Any securities not valued as described above are valued at fair value as determined in good faith by the Board of Directors or its delegate.
   SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.
Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.
   FUND SHARE VALUATION -- Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of 3:00 p.m. Bloomington, Illinois time on each business day other than customary weekend and holiday closings, except that the Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset value per share is computed by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.
   FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.
   On December 13, 1996, an ordinary income dividend of $.29 per share and a capital gain distribution of $2.305 per share were declared, payable December 31, 1996 (reinvestment date December 31, 1996) to shareowners of record December 13, 1996.
   Dividends and distributions payable to its shareowners are recorded by the Fund on the ex-dividend date.
   EQUALIZATION ACCOUNTING -- A portion of proceeds from sales and payments on redemptions of Fund shares is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
   RECLASSIFICATION -- Certain reclassifications have been made to the Statement of Operations for 1995 to conform with 1996 presentation.

2. TRANSACTIONS WITH AFFILIATES
   The Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which the Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) of .20% of the first $100 million of average net assets,
 .15% of the next $100 million of average net assets and .10% of the average net assets in excess of $200 million. The Manager guarantees that all expenses of the Fund, including the compensation of the Manager but excluding franchise taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs, shall not exceed .40% of average net assets annually.

                      STATE FARM GROWTH FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS


   Under the terms of this agreement, the Fund incurred fees of $1,325,421 for 1996 and $1,068,973 for 1995. The Fund pays no fees for transfer agent services provided by the Manager. The Fund does not pay any discount, commission or other compensation for underwriting services provided by the Manager.
   Certain officers and/or directors of the Fund are also officers and/or directors of the Manager. The Fund made no payments to its officers or directors during the two years ended November 30, 1996, except for directors' fees of $9,000 for 1996 and $6,600 for 1995, paid to the Fund's independent directors.

3. INVESTMENT TRANSACTIONS
   Investment transactions (exclusive of short-term investments) for each of the two years ended November 30 were as follows:



                                                        1996             1995
   Purchases                                        $255,225,023      46,164,857
   Proceeds from sales                               172,902,528      22,290,487
                                                    ============================

4. FUND SHARE TRANSACTIONS
   Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares:

                                                         YEAR ENDED NOVEMBER 30,
                                                          1996            1995
Shares sold                                            5,839,467       4,289,306
Shares issued in reinvestment of ordinary income
  dividends and capital gain distributions               788,486         966,452
                                                       -------------------------
                                                       6,627,953       5,255,758
Less shares redeemed                                   3,526,507       3,008,177
                                                       -------------------------
Net increase in shares outstanding                     3,101,446       2,247,581
                                                       =========================

                      STATE FARM GROWTH FUND, INC.

                          FINANCIAL HIGHLIGHTS


Per Share Income and Capital Changes (For a share outstanding throughout each year)

                                                                      YEAR ENDED NOVEMBER 30,
                                   1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
Net asset value, beginning of
  year                         $  29.40     22.63     22.21     23.05     20.33     16.77     16.90     13.34     11.96     13.50

  Income from Invest-
    ment Operations
    Net investment
      income                        .63       .50       .44       .45       .43       .42       .47       .41       .43       .38
    Net gain or loss on
      securities (both
      realized and
      unrealized)                  5.17      6.97       .43      (.60)     2.70      4.32       .26      3.57      1.62      (.61)
                               ---------------------------------------------------------------------------------------------------
  Total from investment
    operations                     5.80      7.47       .87      (.15)     3.13      4.74       .73      3.98      2.05      (.23)

  Less Distributions
    Net investment
      income                       (.53)     (.52)     (.45)     (.45)     (.41)     (.54)     (.40)     (.42)     (.39)     (.38)
    Capital gain                   (.12)     (.18)       --      (.24)       --      (.64)     (.46)       --      (.28)     (.93)
                               ---------------------------------------------------------------------------------------------------
  Total distributions              (.65)     (.70)     (.45)     (.69)     (.41)    (1.18)     (.86)     (.42)     (.67)    (1.31)

Net asset value, end of
  year                         $  34.55     29.40     22.63     22.21     23.05     20.33     16.77     16.90     13.34     11.96
                               ===================================================================================================


Total Return                      20.09%    33.67%     4.02%     (.65%)   15.42%    29.79%     4.27%    30.51%    17.45%    (1.83%)

Ratios/Supplemental Data
Net assets, end of year
  (millions)                   $1,362.9   1,068.6     771.7     725.1     696.1     558.4     414.3     383.0     295.5     253.6
Ratio of expenses to
  average net assets                .13%      .14%(a)   .14%      .14%      .16%      .19%      .21%      .21%      .24%      .26%
Ratio of net investment
  income to average
  net assets                       1.88%     1.95%     2.00%     2.05%     1.99%     2.22%     2.84%     2.69%     3.32%     2.75%
Portfolio turnover rate              16%        3%        3%        2%        2%        1%       16%        9%        5%       12%
Number of shares out-
  standing at end of
  year (millions)                  39.5      36.4      34.1      32.7      30.2      27.5      24.7      22.7      22.1      21.2

Average commission rate paid per share on stock transactions for the year ended November 30, 1996 was $.0599.

Note: (a) The ratio based on net custodian expenses would have been .13% in 1995.

                       _________________________

                      STATE FARM GROWTH FUND, INC.
                            TAX INFORMATION

   The Fund paid ordinary income dividends of $.265 per share in June 1996 and $.29 per share in December 1996. Of these dividends, 73% qualifies for the 70% deduction for dividends received by corporations as provided by the Internal Revenue Code.

   In December 1996, the Fund made a capital gain distribution of $2.305 per share, 100% of which was paid from long-term capital gain and is designated as a capital gain dividend.

NOTE: Dividends and distributions paid to you must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with the provisions of the Internal Revenue Code.


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                                       ANNUAL
                                       REPORT


                                       November 30, 1996


                                       STATE
                                       FARM
                                       GROWTH
                                       FUND, INC.

                                       ONE STATE FARM PLAZA
                                       BLOOMINGTON, ILLINOIS 61710
                                       TELEPHONE (309) 766-2029









G 4031.06